Execution Copy USActive 60131230.1 EXCEPTED HOLDER AGREEMENT This Excepted Holder Agreement (this “Agreement”) is made and entered into as of December 5, 2023, by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), Stilwell Activist Investments, L.P., a Delaware limited partnership, Stilwell Activist Fund, L.P., a Delaware limited partnership, Stilwell Value Partners VII, L.P., a Delaware limited partnership, and Stilwell Associates, L.P., a Delaware limited partnership (each an “Investor” and, collectively, the “Investors”). RECITALS A. Investors have delivered to the Company a duly completed Holder Redemption Notice and Ownership Statement. B. The Ownership Statement specifies the number of shares of Capital Stock and the number of Convertible Notes that Investors Actually and Constructively Own (as those terms are defined in the Instructions to the Ownership Statement). C. Pursuant to the Holder Redemption Notice, Investors desire the Company to redeem 207,713 shares of Series D Preferred Stock (the “Redeemed Preferred Stock”), and the Company has elected to redeem the Redeemed Preferred Stock for 20,233,821 shares of Common Stock. D. In order to maintain its qualification as a real estate investment trust (“REIT”), the Articles of Amendment and Restatement of the Company filed with the State Department of Assessments and Taxation of Maryland on August 5, 2016, as the same has to date been, and may in the future be, amended, restated, supplemented, and/or corrected (the “Charter”) limit the ability of any person to Beneficially Own or Constructively Own more than 9.8% of the Company’s Capital Stock (the “Aggregate Stock Ownership Limit”) or Common Stock (the “Common Stock Ownership Limit”, and together with the Aggregate Stock Ownership Limit, the “Ownership Limits”). E. Pursuant to Section 6.2.7 of the Charter, the Company’s Board of Directors (a) is permitted to exempt a Person from one or both Ownership Limits or establish an Excepted Holder Limit for such Person (which may apply with respect to one or more classes of Capital Stock), if the Board of Directors reasonably determines, including without limitation based on the representations, covenants and undertakings from such Person as are provided herein, that such exemption would not cause or permit the Company to fail to comply with certain requirements related to its qualification as a REIT, and (b) may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption. F. Following the Transfer of Common Stock in redemption of the Redeemed Preferred Stock, Investors and certain direct and/or indirect equityholders of Investors would Beneficially Exhibit 10.1

-2- USActive 60131230.1 Own or Constructively Own an amount of Capital Stock in excess of the Ownership Limits described above. G. This Agreement provides for the establishment of an Excepted Holder Limit for Investors and their equityholders if certain conditions are satisfied, and Investors intend to satisfy such conditions by execution of this Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows: AGREEMENT 1. Representations of Investor. To induce the Company to enter into this Agreement, Investors represent and warrant to the Company as follows: 1.1. This Agreement has been duly executed and delivered by authorized representatives of Investors, and is a valid and binding obligation of Investors, enforceable in accordance with its terms; 1.2. The execution and delivery of this Agreement by Investors does not, and will not: (i) violate or conflict with any agreement, order, injunction, decree, or judgment to which Investors are a party or by which Investors are bound; or (ii) violate any law, rule or regulation applicable to Investors; 1.3. No consent, approval or authorization of, or designation, registration, declaration or filing with, any governmental entity or third Person is required on the part of Investors in connection with the execution or delivery of this Agreement; 1.4. The information provided by Investors in the Ownership Statement delivered to the Company was true, correct and complete. 1.5. To the knowledge of Investors, no Individual will be treated as Beneficially Owning more than 9.8% of the Company as a result of the transaction contemplated by this Agreement or otherwise (following such transaction) by reason of Investors’ Beneficial Ownership of Capital Stock of the Company; and 1.6. Investors have reviewed the list of the tenants of the Company and its subsidiaries previously provided to Investors (the “Tenant List”) and do not, individually or collectively, actually or Constructively Own 9.8% or more of any such tenant of the Company or its subsidiaries.

-3- USActive 60131230.1 2. On-Going Covenants of Investor. Beginning on the date hereof, and during any period that an Excepted Holder Limit established pursuant to this Agreement remains in effect, Investors covenant and agrees as follows: 2.1. Assuming that all of the Redeemed Preferred Stock is redeemed in exchange for Common Stock, and subject to the adjustments set forth in this Section 2.1: 2.1.1. Investors will not, collectively, Beneficially Own more than fifty-five percent (55%) of the value of Capital Stock of the Company (such percentage, as the same may be adjusted from time to time in accordance with this Section 2.1, being the Excepted Holder Limit granted to Investors with respect to the Aggregate Stock Ownership Limit (the “Capital Stock Excepted Holder Limit”)); 2.1.2. Investors will not, collectively, Beneficially Own more than eighty-six percent (86%) (in value or number of shares, whichever is more restrictive) of the outstanding shares of Common Stock of the Company (such percentage, as the same may be adjusted from time to time in accordance with this Section 2.1, being the Excepted Holder Limit granted to Investors with respect to the Common Stock Ownership Limit (the “Common Stock Excepted Holder Limit” and, together with the Capital Stock Excepted Holder Limit, the “Investor Excepted Holder Limits”)); and 2.1.3. To the knowledge of Investors, no Individual will be treated as Beneficially Owning more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of the Common Stock of the Company, or more than 9.8% (in value) of the aggregate of the Capital Stock of the Company as a result of Investors’ Beneficial Ownership of Capital Stock of the Company. If the Company redeems, repurchases or cancels shares of Capital Stock, the effect of which would be to cause Investors to exceed any Investor Excepted Holder Limit, such Investor Excepted Holder Limit shall, automatically and without need of any action on the part of the Company, its Board of Directors, or Investors, be increased so that the Investors’ then Beneficial Ownership is not in excess of the new applicable Investor Excepted Holder Limit; provided, that if such increase would cause any Investor to Constructively Own more than a 9.8% interest (within the meaning of Section 856(d)(2)(B) of the Code) in a tenant or would cause any Individual to Beneficially Own more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of the Company’s Common Stock, or more than 9.8% (in value) of the aggregate of the Company’s Capital Stock, such Excepted Holder Limit shall be increased only to the extent it would not cause the Company to have such an ownership interest in a tenant and would not cause any Individual to Beneficially Own more than 9.8% of the Company’s Capital Stock. 2.2. Assuming that all of the Redeemed Preferred Stock is redeemed in exchange for Common Stock, Investors will not, individually or collectively, actually own or

-4- USActive 60131230.1 Constructively Own an interest in any tenant of the Company set forth on the Tenant List (as updated from time to time) that would cause the Company to Constructively Own more than a 9.8% interest (within the meaning of Section 856(d)(2)(B) of the Code) in such tenant. 2.3. Assuming that all of the Redeemed Preferred Stock is redeemed in exchange for Common Stock, Investors shall not, collectively, actually or Beneficially Own an amount of shares of the Company’s Capital Stock that would violate either Investor Excepted Holder Limit, and shall use their reasonable best efforts not to actually or Beneficially Own an amount of shares of the Company’s Capital Stock that would cause any Individual to be treated as Beneficially Owning 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of the Company’s Common Stock, or more than 9.8% (in value) of the aggregate of the outstanding shares of all classes and series of the Company’s Capital Stock or that would cause the Company to become “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT. 2.4. Investors agree that any violation, or attempted or purported violation, of Section 2.1, 2.2 or 2.3 of this Agreement (whether with respect to actual, Beneficial or Constructive Ownership by Investors or any Individual, and whether or not as a result of any Transfer), or any other action which is contrary to the restrictions contained in Article VI of the Charter, will automatically cause the shares of Capital Stock that otherwise would result in such violation to be transferred to a Trust in accordance with Sections 6.2.1(b) and 6.3 of the Charter, and such shares shall be subject to all the terms and limitations set forth in the Charter (without regard to any exception due to an Excepted Holder Agreement). 2.5. Each Investor shall promptly notify the Company in writing as soon as it becomes aware of any breach of Section 2.1, 2.2 or 2.3 of this Agreement. 2.6. Each Investor will maintain an accurate record of its investors for the purpose of monitoring the Beneficial and Constructive Ownership of the Company’s Capital Stock. No later than March 31 of each calendar year beginning in 2024 (but only for so long as Investors Beneficially Own or Constructively Own at least 9.8 percent (9.8%) of the Capital Stock or Common Stock of the Company), Investors shall deliver an updated Ownership Statement, listing Investors’ then-current actual and Beneficial Ownership of stock with detail sufficient for the Company to independently determine Investors’ then-current actual and Beneficial Ownership of Capital Stock. 2.7. Each Investor agrees to keep the Tenant List in strict confidence and shall not disclose it to any third parties without the Company’s prior written approval. 3. On-Going Covenants of the Company 3.1. Notwithstanding any provisions of the Charter to the contrary, the Company agrees that the Excepted Holder Limits granted by this Agreement shall not be revoked unless the

-5- USActive 60131230.1 Board of Directors determines based upon the written advice of counsel that such revocation is required for the preservation of the Company’s qualification as a REIT under the Code. 3.2. The Company agrees to keep the information in the Ownership Statement in strict confidence and shall not disclose it to any third parties without the Investors’ prior written approval; provided that the Company may disclose such information to its tax advisors, financial auditors or taxing authorities, under conditions of confidentiality, to the extent necessary to establish the Company’s status as a REIT. 4. Company’s Authorization of Agreement 4.1. Based on the above representations and agreements, the Company hereby grants to Investors and, and agrees that Investors shall have, an initial Capital Stock Excepted Holder Limit of fifty-five percent (55%) and an initial Common Stock Excepted Holder Limit of eighty-six percent (86%); provided, however, that such Investor Excepted Holder Limits shall be subject to adjustment as contemplated by Section 2.1 above. The Capital Stock Excepted Holder Limit and Common Stock Excepted Holder Limit granted hereunder are also granted to, and shall encompass, any direct and/or indirect equityholders of Investors previously identified by Investors to the extent of such equityholder’s Beneficial Ownership of Capital Stock or Common Stock solely by reason of such equityholder’s direct or indirect interest in Investors. 5. Additional Information 5.1. Investors and the Company agree that, in addition to the applicable provisions of the Charter, by which Investors would otherwise be bound as a holder of Capital Stock of the Company: 5.1.1. Investors shall provide the information described in Section 6.2.4 of the Charter in accordance with the provisions thereof; and 5.1.2. Investors will inform the Company of their direct or Constructive Ownership of a 9.8% or greater equity interest (within the meaning of Section 856(d)(2)(B) of the Code) in any tenant appearing on an updated Tenant List, provided to Investors by the Company, within 30 days of receipt of such updated Tenant List. 6. Miscellaneous 6.1. All capitalized terms not defined herein have the meaning ascribed to them in the Charter, except that “Constructively Owns” has the meaning ascribed to it in the Ownership Statement solely for the purposes of Recital B. 6.2. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Maryland, without giving effect to any choice of law or conflict of law provision

-6- USActive 60131230.1 (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland. 6.3. This Agreement may be signed by the parties in separate counterparts, each of which when so signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. 6.4. This Agreement shall automatically terminate, and Investors and their equityholders shall cease to be Excepted Holders as set forth herein and in the Charter, upon reduction of Investors’ Beneficial Ownership and Constructive Ownership to or below 9.8% of all outstanding Capital Stock or Common Stock of the Company. In the event of termination of this Agreement, Investors and their equityholders shall immediately become subject to all rules and restrictions regarding the ownership of the Company’s stock, including, without limitation, the limitations set forth in the Charter of the Company, and, for the avoidance of doubt, the establishment of a new Excepted Holder Limit for Investors (and any of their direct or indirect equityholders, as applicable) and the entry into a new Excepted Holder Agreement (in each case at the sole and absolute discretion of the Board of Directors of the Company pursuant to Section 6.2.7 of the Charter) shall be required before Investors may again Beneficially Own or Constructively Own Capital Stock or Common Stock of the Company in excess of any Ownership Limit. 6.5. Any provision of this Agreement may be amended or waived if in writing and signed by the Company and Investors. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. 6.6. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. 6.7. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. [Remainder of page intentionally blank. Signature page follows.]

USActive 60131230.1 IN WITNESS WHEREOF, the Company and Investors have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above. WHEELER REAL ESTATE INVESTMENT TRUST, INC. By: /s/ M. Andrew Franklin Name: M. Andrew Franklin Title: Chief Executive Officer STILWELL ACTIVIST INVESTMENTS, L.P. By: /s/ Joseph Stilwell Name: Joseph Stilwell Title: Managing Member of the General Partner, Stilwell Value LLC STILWELL ACTIVIST FUND, L.P. By: /s/ Joseph Stilwell Name: Joseph Stilwell Title: Managing Member of the General Partner, Stilwell Value LLC STILWELL VALUE PARTNERS VII, L.P. By: /s/ Joseph Stilwell Name: Joseph Stilwell Title: Managing Member of the General Partner, Stilwell Value LLC [Signature page to Excepted Holder Agreement]

USActive 60131230.1 STILWELL ASSOCIATES, L.P. By: /s/ Joseph Stilwell Name: Joseph Stilwell Title: Managing Member of the General Partner, Stilwell Value LLC [Signature page to Excepted Holder Agreement]